UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 29, 2005
                        (Date of earliest event reported)

                          21ST CENTURY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)

            Florida                    0-2500111             65-0248866
--------------------------------    ----------------   -------------------------
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
         incorporation)                  Number)         Identification No.)

       3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, FL                           33311
------------------------------------------------------   ------------------
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (954) 581-9993

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Mr. Michael H. Braun was unanimously appointed to the Board of Directors of 21st Century Holding Company (the "Company") effective as of December 29, 2005. Mr. Braun will fill the vacancy created by the resignation of Mr. Richard Widdicombe effective as of November 10, 2005. Mr. Braun will serve the remainder of the class I term through the annual shareholders meeting to be held in 2007.

      Mr. Braun has been with the Company since December 1998. He is currently the President of Federated National Insurance Company, a wholly-owned subsidiary of the Company and receives an annual salary of $137,000 per year. He currently owns options to purchase 40,000 shares of the Company's common stock according to the following grant criteria: 1) 15,000 fully vested options at an exercise price of 9.167 which expire on June 4, 2008; 2) 5,000 options at an exercise price of $16.00, vesting at 20% per year and expiring on September 14, 2011; and
3) 20,000 options at an exercise price of $15.79 per share, vesting 20% per year and expiring on December 5, 2011. Mr. Braun has been in the insurance industry since 1996 and holds a 220 property and casualty insurance license with the State of Florida. He earned his Bachelors degree in Business Administration at Suny University in Buffalo, New York.

      The following agreements are currently in force between the Company and Mr. Braun: Non-Compete Agreement dated December 19, 2005, Annual Review Agreement dated December 19, 2005 and an Indemnification Agreement dated December 19, 2005.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

            10.1 Non-Compete Agreement between the Company and Michael Braun dated December 19, 2005,

            10.2 Annual Review Agreement between the Company and Michael Braun dated December 19, 2005

            10.3 Indemnification Agreement between the Company and Michael Braun dated December 19, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        21ST CENTURY HOLDING COMPANY


Date:  December 30, 2005                By: /s/ JAMES GORDON JENNINGS, III
                                           -------------------------------------
                                        Name:   James Gordon Jennings, III
                                        Title:  Chief Financial Officer
                                                (Principal Accounting and
                                                Financial Officer)

                                  EXHIBIT LIST


            10.1 Non-Compete Agreement between the Company and Michael Braun dated December 19, 2005,

            10.2 Annual Review Agreement between the Company and Michael Braun dated December 19, 2005

            10.3 Indemnification Agreement between the Company and Michael Braun dated December 19, 2005